UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2008

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street

Watertown, Massachusetts 02472

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced on August 11, 2008, Acusphere, Inc. (the “Company”) notified The NASDAQ Stock Market LLC (“NASDAQ”) that, as of June 30, 2008, the Company does not comply with the minimum stockholders’ equity requirement of $10 million for continued listing on The NASDAQ Global Market, as set forth in NASDAQ Marketplace Rule 4450(a)(3).

On August 12, 2008, the Company received a letter from NASDAQ indicating that based on the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, the Company does not comply with the minimum stockholders’ equity requirement of $10 million for continued listing on The NASDAQ Global Market as set forth in NASDAQ Marketplace Rule 4450(a)(3).  As a result, the Company’s common stock will be subject to delisting from The NASDAQ Global Market unless the Company adequately addresses this deficiency at the Company’s hearing before the NASDAQ Listing Qualifications Panel (the “Panel”) scheduled for the first half of September 2008.  At the hearing, the Company will request continued listing on either The NASDAQ Global Market or The NASDAQ Capital Market based upon its plan for demonstrating compliance with the applicable listing requirements.  Pursuant to the NASDAQ Marketplace Rules, the Panel has the authority to grant the Company up to an additional 180 days from the date of NASDAQ’s letter regarding the minimum bid price deficiency, July 14, 2008 (i.e., January 9, 2009), to implement its plan of compliance. There can be no assurance that the Panel will grant the Company’s request for continued listing on NASDAQ. In the event the Panel denies the Company’s request for continued listing, the Company’s common stock may become eligible for quotation and trading on the OTC Bulletin Board.

On August 13, 2008, the Company issued the press release, attached to this Current Report as Exhibit 99.1, announcing the matters described above.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 13, 2008, of Acusphere, Inc.*

* Filed herewith

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: August 13, 2008	By:	Lawrence A. Gyenes
		Name:	Lawrence A. Gyenes
		Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 13, 2008, of Acusphere, Inc.*

* Filed herewith